Exhibit 99.2

LCNB Corp. and Subsidiaries Financial Highlights (Dollars in thousands, except per share amounts) (Unaudited)
	Three Months Ended					Six Months Ended
	06-30-2024	03-31-2024	12-31-2023	09-30-2023	06-30-2023	06-30-2024	06-30-2023
Condensed Income Statement
Interest income	$26,965	$24,758	$23,310	19,668	18,703	51,723	36,621
Interest expense	11,748	10,863	8,651	6,097	4,526	22,611	8,502
Net interest income	15,217	13,895	14,659	13,571	14,177	29,112	28,119
Provision for (recovery of) credit losses	528	125	2,218	(114)	30	653	(27)
Net interest income after provision for (recovery of) credit losses	14,689	13,770	12,441	13,685	14,147	28,459	28,146
Non-interest income	4,080	3,929	4,606	3,578	3,646	8,009	7,227
Non-interest expense	17,825	15,472	17,576	12,244	12,078	33,297	24,603
Income (loss) before income taxes	944	2,227	(529)	5,019	5,715	3,171	10,770
Provision for (benefit from) income taxes	19	312	(236)	949	1,021	331	1,919
Net income (loss)	$925	$1,915	$(293)	$4,070	4,694	2,840	8,851

Supplemental Income Statement Information
Amort/Accrete income on acquired loans	$1,248	$776	$410	—	—	2,024	74
Amort/Accrete expenses on acquired interest-bearing liabilities	$638	$459	$309	—	—	1,096	—
Tax-equivalent net interest income	$15,256	$13,933	$14,703	13,617	14,223	29,189	28,212

Per Share Data
Dividends per share	$0.22	$0.22	$0.22	0.21	0.21	0.44	0.42
Basic earnings (loss) per common share	$0.07	$0.15	$(0.02)	0.37	0.42	0.21	0.79
Diluted earnings (loss) per common share	$0.07	$0.15	$(0.02)	0.37	0.42	0.21	0.79
Book value per share	$17.33	$17.67	$17.86	18.10	18.20	17.33	18.20
Tangible book value per share	$10.08	$11.26	$11.42	12.72	12.81	10.08	12.81
Weighted average common shares outstanding:
Basic	14,033,264	13,112,302	12,378,289	11,038,720	11,056,308	13,610,854	11,122,371
Diluted	14,033,264	13,112,302	12,378,289	11,038,720	11,056,308	13,610,854	11,122,371
Shares outstanding at period end	14,151,755	13,224,276	13,173,569	11,123,382	11,116,080	14,151,755	11,116,080

Selected Financial Ratios
Return on average assets	0.15%	0.34%	(0.05)%	0.82%	0.98%	0.24%	0.93%
Return on average equity	1.53%	3.28%	(0.53)%	7.92%	9.22%	2.38%	8.78%
Return on average tangible common equity	2.02%	4.39%	(0.72)%	11.21%	13.07%	3.17%	12.46%
Dividend payout ratio	314.29%	146.67%	NM	56.76%	50.00%	209.52%	53.16%
Net interest margin (tax equivalent)	2.86%	2.72%	2.99%	3.04%	3.28%	2.80%	3.28%
Efficiency ratio (tax equivalent)	92.19%	86.62%	91.02%	71.21%	67.59%	89.51%	69.42%

Selected Balance Sheet Items
Cash and cash equivalents	$34,872	$32,951	$39,723	43,422	26,020
Debt and equity securities	312,241	306,775	318,723	309,094	314,763

Loans:
Commercial and industrial	$125,703	$122,229	$120,411	125,751	127,553
Commercial, secured by real estate	1,117,798	1,099,601	1,107,556	981,787	961,173
Residential real estate	458,949	398,250	459,073	313,286	312,338
Consumer	22,912	24,137	25,578	27,018	29,007
Agricultural	11,685	12,647	10,952	11,278	9,955
Other, including deposit overdrafts	233	73	82	80	69
Deferred net origination fees	(533)	(583)	(181)	(796)	(844)
Loans, gross	1,736,747	1,656,354	1,723,471	1,458,404	1,439,251
Less allowance for credit losses	11,270	10,557	10,525	7,932	7,956
Loans, net	$1,725,477	1,645,797	1,712,946	1,450,472	1,431,295

Loans held for sale	44,002	75,581	—	—	—

NM - Not Meaningful

	Three Months Ended					Six Months Ended
	06-30-2024	03-31-2024	12-31-2023	09-30-2023	06-30-2023	06-30-2024	06-30-2023
Selected Balance Sheet Items, continued

Allowance for Credit Losses on Loans:
Allowance for credit losses, beginning of period	$10,557	10,525	7,932	7,956	7,858
Fair value adjustment for purchased credit deteriorated loans	189	—	493	—	—
Provision for credit losses	542	77	2,203	9	131
Losses charged off	(87)	(78)	(126)	(57)	(49)
Recoveries	69	33	23	24	16
Allowance for credit losses, end of period	$11,270	10,557	10,525	7,932	7,956

Total earning assets	$2,058,110	$1,971,130	$2,045,382	1,787,796	$1,756,157
Total assets	2,371,313	2,283,151	2,291,592	1,981,668	1,950,763
Total deposits	1,943,060	1,858,493	1,824,389	1,616,890	1,596,709
Short-term borrowings	—	10,000	97,395	30,000	112,289
Long-term debt	162,150	162,638	113,123	112,641	18,122
Total shareholders’ equity	245,214	233,663	235,303	201,349	202,316
Equity to assets ratio	10.34%	10.23%	10.27%	10.16%	10.37%
Loans to deposits ratio	89.38%	89.12%	94.47%	90.20%	90.14%

Tangible common equity (TCE)	$142,679	$145,850	$146,999	141,508	142,362
Tangible common assets (TCA)	2,268,778	2,195,338	2,203,288	1,921,827	1,890,809
TCE/TCA	6.29%	6.64%	6.67%	7.36%	7.53%

Selected Average Balance Sheet Items
Cash and cash equivalents	$39,396	$51,366	$49,436	36,177	30,742	45,378	33,205
Debt and equity securities	309,668	310,771	310,274	313,669	321,537	310,222	324,320

Loans, including loans held for sale	$1,818,253	$1,722,568	$1,622,911	1,451,153	1,405,939	1,770,410	1,397,708
Less allowance for credit losses on loans	11,386	10,523	8,826	7,958	7,860	10,954	7,692
Net loans	$1,806,867	1,712,045	1,614,085	1,443,195	1,398,079	1,759,456	1,390,016

Total earning assets, including loans held for sale	$2,142,064	$2,056,656	$1,952,121	1,775,713	1,737,256	2,099,362	1,733,160
Total assets	2,404,782	2,294,766	2,182,477	1,971,269	1,927,956	2,349,774	1,925,004
Total deposits	1,965,987	1,824,546	1,759,677	1,610,508	1,604,346	1,895,268	1,594,159
Short-term borrowings	11,291	65,052	64,899	63,018	79,485	38,171	86,996
Long-term debt	162,555	150,177	115,907	72,550	18,514	156,366	18,747
Total shareholders’ equity	243,927	235,119	220,678	203,967	204,085	239,523	203,257
Equity to assets ratio	10.14%	10.25%	10.11%	10.35%	10.59%	10.19%	10.56%
Loans to deposits ratio	92.49%	94.41%	92.23%	90.11%	87.63%	93.41%	87.68%

Asset Quality
Net charge-offs	$18	$45	$102	33	33	63	49
Other real estate owned	—	—	—	—	—	—	—

Non-accrual loans	$2,845	$2,719	$80	85	451	2,845	451
Loans past due 90 days or more and still accruing	159	524	72	176	256	159	256
Total nonperforming loans	$3,004	3,243	152	261	707	3,004	707

Net charge-offs to average loans	0.00%	0.01%	0.02%	0.01%	0.01%	0.01%	0.01%
Allowance for credit losses on loans to total loans	0.65%	0.64%	0.61%	0.54%	0.55%
Nonperforming loans to total loans	0.17%	0.20%	0.01%	0.02%	0.05%
Nonperforming assets to total assets	0.13%	0.14%	0.01%	0.01%	0.04%

	Three Months Ended					Six Months Ended
	06-30-2024	03-31-2024	12-31-2023	09-30-2023	06-30-2023	06-30-2024	06-30-2023
Assets Under Management
LCNB Corp. total assets	$2,371,313	2,283,151	2,291,592	1,981,668	1,950,763
Trust and investments (fair value)	897,746	890,800	806,770	731,342	744,149
Mortgage loans serviced	422,951	386,490	391,800	146,483	143,093
Cash management	93,842	13,314	2,375	2,445	2,668
Brokerage accounts (fair value)	419,646	411,211	392,390	368,854	384,889
Total assets managed	$4,205,498	3,984,966	3,884,927	3,230,792	3,225,562

Reconciliation of Net Income Less Tax-Effected Merger-Related Costs
Net income (loss)	$925	1,915	(293)	4,070	4,694	2,840	8,851
Merger expenses	2,320	775	3,914	302	415	3,095	440
Provision for credit losses on non-PCD loans	763	—	1,722	—	—	763	—
Loss on sale of below-market acquired loans	843	—	—	—	—	843	—
Tax effect	(773)	(90)	(1,102)	(3)	(63)	(863)	(67)
Adjusted net income	$4,078	2,600	4,241	4,369	5,046	6,678	9,224

Adjusted basic and diluted earnings per share	$0.29	$0.20	$0.34	0.40	0.45	0.49	0.82
Adjusted return on average assets	0.68%	0.46%	0.77%	0.88%	1.05%	0.57%	0.97%
Adjusted return on average equity	6.72%	4.45%	7.62%	8.50%	9.92%	5.61%	9.15%

	Three Months Ended June 30,						Three Months Ended March 31,
	2024			2023			2024
	Average Outstanding Balance	Interest Earned/ Paid	Average Yield/ Rate	Average Outstanding Balance	Interest Earned/ Paid	Average Yield/ Rate	Average Outstanding Balance	Interest Earned/ Paid	Average Yield/ Rate
Loans (1)	$1,818,253	24,836	5.49%	$1,405,939	16,763	4.78%	$1,722,568	22,682	5.30%
Interest-bearing demand deposits	14,143	215	6.11%	9,780	144	5.91%	23,317	324	5.59%
Federal Reserve Bank stock	6,248	180	11.59%	4,652	140	12.07%	5,509	(4)	(0.29)%
Federal Home Loan Bank stock	20,152	367	7.32%	6,713	121	7.23%	16,239	341	8.45%
Investment securities:
Equity securities	4,985	39	3.15%	3,386	38	4.50%	4,995	40	3.22%
Debt securities, taxable	259,768	1,183	1.83%	282,325	1,323	1.88%	265,164	1,232	1.87%
Debt securities, non-taxable (2)	18,515	184	4.00%	24,461	220	3.61%	18,864	181	3.86%
Total earnings assets	2,142,064	27,004	5.07%	1,737,256	18,749	4.33%	2,056,656	24,796	4.85%
Non-earning assets	274,104			198,560			248,633
Allowance for credit losses	(11,386)			(7,860)			(10,523)
Total assets	$2,404,782			$1,927,956			$2,294,766

Interest-bearing demand and money market deposits	$648,772	3,575	2.22%	$521,422	1,597	1.23%	$643,199	3,917	2.45%
Savings deposits	372,240	307	0.33%	395,367	134	0.14%	368,049	206	0.23%
IRA and time certificates	493,297	5,808	4.74%	215,403	1,604	2.99%	370,130	4,067	4.42%
Short-term borrowings	11,291	181	6.45%	79,485	1,008	5.09%	65,052	935	5.78%
Long-term debt	162,555	1,877	4.64%	18,514	183	3.96%	150,177	1,738	4.65%
Total interest-bearing liabilities	1,688,155	11,748	2.80%	1,230,191	4,526	1.48%	1,596,607	10,863	2.74%
Demand deposits	451,678			472,154			443,168
Other liabilities	21,022			21,526			19,872
Equity	243,927			204,085			235,119
Total liabilities and equity	$2,404,782			$1,927,956			$2,294,766
Net interest rate spread (3)			2.27%			2.85%			2.11%
Net interest income and net interest margin on a taxable-equivalent basis (4)		15,256	2.86%		14,223	3.28%		13,933	2.72%
Ratio of interest-earning assets to interest-bearing liabilities	126.89%			141.22%			128.81%

(1)	Includes non-accrual loans and loans held for sale
(2)	Income from tax-exempt securities is included in interest income on a taxable-equivalent basis. Interest income has been divided by a factor comprised of the complement of the incremental tax rate of 21%.
(3)	The net interest spread is the difference between the average rate on total interest-earning assets and interest-bearing liabilities.
(4)	The net interest margin is the taxable-equivalent net interest income divided by average interest-earning assets.

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES CONSOLIDATED CONDENSED BALANCE SHEETS (Unaudited, dollars in thousands)
	June 30, 2024	December 31, 2023
ASSETS:
Cash and due from banks	$25,750	36,535
Interest-bearing demand deposits	9,122	3,188
Total cash and cash equivalents	34,872	39,723
Investment securities:
Equity securities with a readily determinable fair value, at fair value	1,330	1,336
Equity securities without a readily determinable fair value, at cost	3,666	3,666
Debt securities, available-for-sale, at fair value	261,357	276,601
Debt securities, held-to-maturity, at cost, net of allowance for credit losses of $7 and $5 at June 30, 2024 and December 31, 2023, respectively	18,844	16,858
Federal Reserve Bank stock, at cost	6,334	5,086
Federal Home Loan Bank stock, at cost	20,710	15,176
Loans, net of allowance for credit losses of $11,270 and 10,525 at June 30, 2024 and December 31, 2023, respectively	1,725,477	1,712,946
Loans held for sale	44,002	—
Premises and equipment, net	40,766	36,302
Operating lease right-of-use assets	6,026	6,000
Goodwill	93,922	79,509
Core deposit and other intangibles, net	12,135	9,494
Bank-owned life insurance	53,510	49,847
Interest receivable	9,473	8,405
Other assets, net	38,889	30,643
TOTAL ASSETS	$2,371,313	2,291,592

LIABILITIES:
Deposits:
Noninterest-bearing	$449,110	462,267
Interest-bearing	1,493,950	1,362,122
Total deposits	1,943,060	1,824,389
Short-term borrowings	—	97,395
Long-term debt	162,150	113,123
Operating lease liabilities	6,290	6,261
Accrued interest and other liabilities	14,599	15,121
TOTAL LIABILITIES	2,126,099	2,056,289

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value; authorized 19,000,000 shares; issued 17,363,138 and 16,384,952 shares at June 30, 2024 and December 31, 2023, respectively; outstanding 14,151,755 and 13,173,569 shares at June 30, 2024 and December 31, 2023, respectively	187,195	173,637
Retained earnings	136,883	140,017
Treasury shares at cost, 3,211,383 shares at June 30, 2024 and December 31, 2023	(56,015)	(56,015)
Accumulated other comprehensive loss, net of taxes	(22,849)	(22,336)
TOTAL SHAREHOLDERS' EQUITY	245,214	235,303
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,371,313	$2,291,592

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF INCOME (Dollars in thousands, except per share data) (Unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
INTEREST INCOME:
Interest and fees on loans	$24,836	16,763	47,518	32,906
Dividends on equity securities:
With a readily determinable fair value	9	8	18	25
Without a readily determinable fair value	30	30	61	50
Interest on debt securities:
Taxable	1,183	1,323	2,415	2,666
Non-taxable	145	174	288	350
Other investments	762	405	1,423	624
TOTAL INTEREST INCOME	26,965	18,703	51,723	36,621

INTEREST EXPENSE:
Interest on deposits	9,690	3,335	17,880	5,791
Interest on short-term borrowings	181	1,008	1,116	2,312
Interest on long-term debt	1,877	183	3,615	399
TOTAL INTEREST EXPENSE	11,748	4,526	22,611	8,502
NET INTEREST INCOME	15,217	14,177	29,112	28,119

PROVISION FOR (RECOVERY OF) CREDIT LOSSES	528	30	653	(27)
NET INTEREST INCOME AFTER PROVISION FOR (RECOVERY OF) CREDIT LOSSES	14,689	14,147	28,459	28,146

NON-INTEREST INCOME:
Fiduciary income	2,067	1,787	4,040	3,527
Service charges and fees on deposit accounts	1,537	1,445	2,921	2,927
Net losses from sales of debt securities, available-for-sale	—	—	(214)	—
Bank-owned life insurance income	341	277	659	548
Net gains from sales of loans	50	3	572	9
Other operating income	85	134	31	216
TOTAL NON-INTEREST INCOME	4,080	3,646	8,009	7,227

NON-INTEREST EXPENSE:
Salaries and employee benefits	9,006	7,061	17,560	14,410
Equipment expenses	395	417	785	778
Occupancy expense, net	944	599	1,949	1,562
State financial institutions tax	476	396	904	793
Marketing	210	320	384	512
Amortization of intangibles	298	112	534	223
FDIC insurance premiums, net	394	224	898	439
Contracted services	844	666	1,628	1,307
Merger-related expenses	2,320	415	3,095	440
Other non-interest expense	2,938	1,868	5,560	4,139
TOTAL NON-INTEREST EXPENSE	17,825	12,078	33,297	24,603
INCOME BEFORE INCOME TAXES	944	5,715	3,171	10,770
PROVISION FOR INCOME TAXES	19	1,021	331	1,919
NET INCOME	$925	4,694	2,840	8,851

Earnings per common share:
Basic	$0.07	0.42	0.21	0.79
Diluted	$0.07	0.42	0.21	0.79
Weighted average common shares outstanding:
Basic	14,033,264	11,056,308	13,610,854	11,122,371
Diluted	14,033,264	11,056,308	13,610,854	11,122,371